U.S. Securities and Exchange Commission
Washington, D.C. 20549
____________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
of earliest event reported)
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 18, 2011

____________________

Commission File No. 333-123465
____________________

Universal Bioenergy, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	20-1770378
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

19800 Mac Arthur Blvd.,  Ste. 300
Irvine, CA 92612
 (Address of principal executive offices)

  (949) 559-5017
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", "us", "our", "our company" “Universal” refer to Universal Bioenergy, Inc., a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes In Registrant’s Certifying Accountant

Previous independent registered public accounting firm

On August 18, 2011, Universal Bioenergy Inc., (the “Registrant” or the “Company”) notified S.E. Clark & Company P.C., (“Clark”), that it was dismissed as the Registrant’s independent registered public accounting firm. The decision to dismiss “Clark”  as the Company’s  independent registered public accounting firm was approved by the Company’s Board of Directors on August 18, 2011. Except as noted in the paragraph immediately below, the reports of Clark on the Company’s financial statements for the years ended December 31, 2010, 2009 and 2008 and for the period  August 31, 2004, (date of inception) through December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of  “Clark” on the Company’s financial statements as of and for the years ended December 31, 2010, 2009, and 2008 and for  the period  August 31, 2004, (date of inception) through December 31, 2009, were prepared assuming that the Company will continue as a going concern. The reports also contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern, as the Company had an accumulation of losses and a shortage of capital, and the Company's ability to meet its obligations and continue as a going concern is dependent upon its ability to obtain additional financing, achievement of profitable operations and/or the discovery, exploration, development and sale of gas reserves.

During the years ended December 31, 2010, 2009 and 2008 and for the period  August 31, 2004, (date of inception) through December 31, 2009 and through August 18, 2011, the Company has not had any disagreements with Clark on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to Clark’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

The Company is a Small Business Issuer exempted from compliance with 404(b) of Sarbanes-Oxley.  During the audit, Clark proposed and the Company accepted, material adjustments to the un-audited December 31, 2010 financial statements that were required to bring them into conformity with the audited U.S. GAAP financial statements presented in the 10-K.  The financial statements are prepared by management and an independent accounting consultant.  Due to the size of the Company, it was not feasible to employ a competent in-house professional to prepare the US GAAP basis filings, necessitating engagement of independent accounting consultants.  Management has taken remedial action to improve the timeliness and reliability of the financial statements by terminating its relationship with the previous consultants and engaging other professionals to assist with the preparation of the financial statements and filings.

The Company has authorized the former Auditor to respond fully to any inquiries of the Company's new audit firm, Bongiovanni & Associates, CPA’s, relating to its engagement as the Company's independent accountant. The Company provided Clark with a copy of this disclosure set forth under Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

The Company has been delinquent in filings the 10-Q's for the quarters ended March 31, 2011 and June 30, 2011 which should have been filed with extension by August 22, 2011.  The Company has not yet completed or provided Clark an opportunity to review the financial statements for the quarters to be included in those 10-Q's when they are filed.  Clark accordingly has no association with those filings when made.

Successor independent registered public accounting firm

On August 18, 2011 (the “Engagement Date”), the Company engaged Bongiovanni & Associates, CPA’s (“Bongiovanni”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2011. The decision to engage Bongiovanni  as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Bongiovanni regarding either:

1.
The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Bongiovanni concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either the subject of a disagreement (as defined in paragraph (a)(l)(v) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(l)(v) of Item 304 Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is being filed here with this Current Report on Form 8-K

16.1 Letter from S. E. Clark & Company PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL BIOENERGY, INC .
Date: August 23, 2011	By:	/s/ Vince M. Guest
Vince M. Guest Chief Executive Officer